Exhibit 99.1

News FOR IMMEDIATE release

For More Information, Contact:

William Evans
Chief Financial Officer

Witness Systems

770.754.1915

bevans@witness.com

Witness Systems Announces Date of Special Meeting of Stockholders

ATLANTA (April 5, 2007) — Witness Systems, Inc. (NASDAQ: WITS), a leading global provider of workforce optimization software and services, today announced that it has scheduled a special meeting of its stockholders for Tuesday, May 1, 2007 at 2:00 p.m. local time at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, located at 399 Park Avenue, New York, New York 10022, for the purpose of considering and voting on the adoption of the Agreement and Plan of Merger dated as of February 11, 2007 among Verint Systems Inc., White Acquisition Corporation, a wholly owned subsidiary of Verint, and Witness Systems, Inc. as such agreement may be amended from time to time.  All Witness Systems stockholders of record at the close of business on April 5, 2007 will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting.

Witness Systems expects that the merger will close promptly following the special meeting of stockholders.  At present, the merger remains subject to the satisfaction or waiver of a number of conditions, including the adoption of the merger agreement by Witness Systems stockholders, receipt of regulatory approval in the United Kingdom and other customary closing conditions.

About Witness Systems

Witness Systems (NASDAQ: WITS) is the worldwide leader in software and services that help businesses capture customer intelligence and optimize their workforce performance.  The company’s Impact 360™ solution features quality monitoring, compliance and IP recording, workforce management, performance management, eLearning and customer feedback.  Primarily deployed in contact centers — as well as the remote, branch and back offices of global organizations — the workforce optimization solution captures, analyzes and enables users to share and act on cross-functional information across the enterprise.  With Impact 360, organizations can improve interactions and the underlying back-office processes that enhance the customer experience and build customer loyalty.  For more information, visit us at www.witness.com.

Cautionary Note Regarding Forward-looking Statements:

Information in this release that involves expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties. They are identified by words such as “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “estimates,” “targeted” and similar expressions and statements about present trends and conditions that may extend into the future. These statements are based upon information available to Witness Systems as of the date of this release, and the company assumes no obligation to update any such forward-looking statement. Forward-looking statements believed true when made may ultimately prove to be incorrect. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations. Some of the factors that could cause actual future results to differ materially from current expectations include the need to obtain U.K. regulatory approval and approval of Witness Systems’ stockholders and satisfy other conditions to the parties’ obligations under the merger agreement to complete the proposed merger; the completion of the debt and equity financings planned by Verint (or other financing arrangements sufficient to provide the funding required by Verint to complete the Merger); as well as other risks identified in the Witness Systems’ Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission.

Witness, Impact 360, Improve Everything and the Witness Systems logo are the trademarks (registered or otherwise) of Witness Systems, Inc. protected by laws of the U.S. and other countries. All other trademarks mentioned in this document are the property of their respective owners.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

Witness Systems is filing a definitive proxy statement with the SEC in connection with the proposed merger concurrently with the release of this press release and plans to mail the definitive proxy statement to its stockholders of record on April 6, 2007. The definitive proxy statement contains important information about Witness Systems, Verint, the merger and related matters. Investors and security holders are urged to read the definitive proxy statement carefully.

Investors and security holders may obtain free copies of the definitive proxy statement and other documents filed with the SEC by Witness Systems and Verint through the web site maintained by the SEC at www.sec.gov.  Free copies of the definitive proxy statement may also be obtained from Witness Systems and free copies of each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Witness Systems filings may be obtained by directing a request to Investor Relations via the web at www.washington.com (Investors — Information Requests) or by sending a written request to Investor Relations, Witness Systems, Inc., 300 Colonial Center Parkway, Roswell, GA 30076.  Free copies of Verint’s filings may be obtained by directing a request to Verint. You can request this information via the web at www.Verint.com (Investor Relations — Information Request) or by sending a written request to Investor Relations, Verint Systems, Inc., 330 South Service Road, Melville, NY 11747.  In addition, investors and security holders may access copies of the documents filed with the SEC by Witness Systems on its website at www.witness.com, and investors and security holders may access copies of the documents filed with the SEC by Verint on its website at www.verint.com, when they become available.  Notwithstanding the forgoing, as publicly announced by Verint, prior to Verint’s initial public offering in May 2002, Verint was a wholly owned subsidiary of Comverse, and, as a result, during that period certain Verint employees received from Comverse options to purchase Comverse common stock.  As previously announced on March 14, 2006, the board of directors of Comverse has created a special committee to review matters relating to Comverse’s stock option grants.  Because Verint is a consolidated subsidiary of Comverse, under applicable accounting rules, any compensation expense related to the granting of these options to Verint employees was required to be recorded on Verint’s financial statements.  As a result of the ongoing review by the Comverse special committee, including its expanded investigation into other accounting matters, Verint has not filed its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 or its Quarterly Reports on Form 10-Q for the first three quarters of fiscal year ended January 31, 2007 and believes that it is likely that it will continue to have to delay the filing of its Annual Report on Form 10-K for the fiscal year ended January 31, 2007 and future quarterly reports for some time.  Furthermore, based on the Comverse special committee’s preliminary conclusions, Verint has publicly announced that it has concluded that its historical financial statements for each of the fiscal years ended January 31, 2005, 2004, 2003, 2002 and 2001 and for the first three quarters of the fiscal year ended January 31, 2006, and any related reports of its independent registered public accounting firm, should no longer be relied upon.  Therefore, the financial statements contained in Verint’s SEC reports for those periods should not be relied upon.

Witness Systems and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Witness Systems stockholders with respect to the transactions contemplated by the merger agreement.  Information regarding the directors and executive officers of Witness Systems will be contained in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, which is filed with the SEC, and its proxy statement related to the acquisition by Verint, which is being filed concurrently with this press release.  As of March 30, 2007, the individuals who were then directors and executive officers of Witness Systems (other than Mr. David Gould, who is no longer a director or executive officer of the company) beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 1,620,045 shares, or approximately 4.7%, of Witness Systems’ common stock. You can obtain free copies of these documents from Witness Systems using the contact information set forth above.  Additional information regarding interests of such participants is included in the definitive proxy statement that is being filed with the SEC concurrently with this release in connection with the merger agreement and will be available free of charge as indicated above.

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